Exhibit 99.1

PureCycle Provides Notice of Agreement in Principle to Purchase Ironton Bonds
Orlando, Florida – February 5, 2024 – PureCycle Technologies, Inc. (Nasdaq: PCT) (the “Company”), today announced that PureCycle: Ohio LLC (“PCO”), an indirect subsidiary of the Company, has reached an agreement in principle with holders of a majority (the “Majority Holders”) of the Southern Ohio Port Authority Exempt Facility Revenue Bonds (PureCycle Project), Tax-Exempt Series 2020A (the “Series 2020A Bonds”), of which $219,550,000 principal amount is outstanding, to purchase for cash (the “Purchase”), at a purchase price equal to $1,030 per $1,000 principal amount of Bonds (as defined below) purchased (the “Purchase Price”). In addition to the Majority Holders, additional holders of the Series 2020A Bonds may participate in the Purchase.
Holders of the Series 2020A Bonds that participate in the Purchase will be required to consent (each a “Consent” and collectively, the “Consents”) to certain proposed amendments (the “Proposed Amendments”) to the bond documents governing the Series 2020A Bonds and closing of the Purchase will require that no less than Majority Holders participate in the Purchase and provide their Consents. The Proposed Amendments will eliminate certain restrictive covenants and events of default contained in the bond documents governing the Series 2020A Bonds that are permitted to be eliminated with the consent of the Majority Holders. The Consents will become effective upon closing of the Purchase.
In addition to the Purchase of the Series 2020A Bonds, PCO may purchase Southern Ohio Port Authority Subordinate Exempt Facility Revenue Bonds (PureCycle Project), Tax-Exempt Series 2020B (the “Series 2020B Bonds”), of which $20,000,000 principal amount is outstanding, and Southern Ohio Port Authority Subordinate Exempt Facility Revenue Bonds (PureCycle Project), Taxable Series 2020C (the “Series 2020C Bonds”), of which $10,000,000 principal amount is outstanding (the Series 2020A Bonds, Series 2020B Bonds and Series 2020C Bonds collectively, the “Bonds,” and the holders thereof, the “Holders”), for which Consents shall also be required to the extent such Bonds are purchased.
The Purchase Price is calculated in part to compensate the Sellers for default interest accruing from January 2, 2023 through December 31, 2023, and any other accrued and unpaid interest on the Bonds from, and including, the most recent interest payment date up to the closing date of the Purchase. The Purchase Price does not include any default or penalty interest accruing from January 1, 2024, that may otherwise be owed and Holders that participate in the Purchase will waive their respective right to such default or penalty interest.

The Proposed Amendments to the Indenture of Trust, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), between Southern Ohio Port Authority (the “Issuer”) and UMB Bank, N.A., as trustee (“Trustee”) and the Loan Agreement by and between the Issuer and PCO, dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) are expected to include, but are not limited to, the following:
•Elimination of certain restrictive covenants and events of default contained in the Indenture and the Loan Agreement and other transaction documents that are permitted to be eliminated with the consent of the Majority Holders; and
•Release of funds (solely to the extent such release may be effectuated with the consent of the Majority Holders) on deposit in accounts in the Trust Estate (as defined in the Indenture) in an amount proportionate to the percentage of the aggregate principal amount of the Bonds that Sellers submit for Purchase, which released funds will be used by PCO to effectuate the Purchase.
The Purchase is intended to allow the Company to provide additional flexibility in completing commissioning activities at the Ironton Facility. The Company expects to fund the Purchase with those Trust Estate funds released under the Proposed Amendments together with available cash on hand.
The Purchase will not occur unless the Majority Holders participate in the Purchase and provide Consents to the Proposed Amendments. The Purchase is expected to close no later than February 15, 2024.
None of the Company or its affiliates, their respective boards of directors, or the Trustee is making any recommendation as to whether Holders should participate in the Purchase, and neither the Company nor any such other person has authorized any person to make any such recommendation. Holders must make their own decisions as to whether to sell any Bonds and the principal amount of Bonds to sell.
This news release shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. The offer is being made only pursuant to a definitive purchase agreement between PCO and the participating Holders and only in such jurisdictions where permitted under applicable law.
PureCycle Contact
Christian Bruey
cbruey@purecycle.com
+1 (352) 745-6120
About PureCycle Technologies
PureCycle Technologies LLC., a subsidiary of PureCycle Technologies, Inc., holds a global license for the only patented solvent-driven purification recycling technology, developed by The Procter & Gamble Company (P&G), that is designed to transform polypropylene plastic waste

(designated as No. 5 plastic) into a continuously renewable resource. The unique purification process removes color, odor, and other impurities from No. 5 plastic waste resulting in an ultra-pure recycled (UPR) plastic that can be recycled and reused multiple times, changing our relationship with plastic. www.purecycle.com
Forward-Looking Statements
This press release contains forward-looking statements, including statements about the outcome of any legal proceedings to which PureCycle is, or may become a party, and the financial condition, results of operations, earnings outlook and prospects of PureCycle. Forward-looking statements generally relate to future events or PureCycle’s future financial or operating performance and may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current expectations of the management of PureCycle and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in each of PureCycle’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and PureCycle’s Quarterly Reports on Form 10-Q, those discussed and identified in other public filings made with the Securities and Exchange Commission by PureCycle and the following:
• PCT's ability to obtain funding for its operations and future growth and to continue as a going concern;
• PCT's ability to meet, and to continue to meet, applicable regulatory requirements for the use of PCT’s UPR resin (as defined below) in food grade applications (including in the United States, Europe, Asia and other future international locations);
• PCT's ability to comply on an ongoing basis with the numerous regulatory requirements applicable to the UPR resin and PCT’s facilities (including in the United States, Europe, Asia and other future international locations);
• expectations and changes regarding PCT’s strategies and future financial performance, including its future business plans, expansion plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and PCT’s ability to invest in growth initiatives;
• the ability of PCT’s first commercial-scale recycling facility in Lawrence County, Ohio (the “Ironton Facility”) to be appropriately certified by Leidos, following certain performance and other tests, and commence full-scale commercial operations in a timely and cost-effective manner;
• PCT’s ability to meet, and to continue to meet, the requirements imposed upon it and its subsidiaries by the funding for its operations, including the funding for the Ironton Facility;
• PCT’s ability to complete the necessary funding with respect to, and complete the construction of, (i) its first U.S. multi-line facility, located in Augusta, Georgia (the “Augusta Facility”); (ii) its first commercial-scale European plant located in Antwerp, Belgium and (iii) its first commercial-scale Asian plant located in Ulsan, South Korea, in a timely and cost-effective manner;
• PCT’s ability to sort and process polypropylene plastic waste at its plastic waste prep (“Feed PreP”)
facilities;
• PCT’s ability to maintain exclusivity under the Procter & Gamble Company (“P&G”) license (as described below);
• the implementation, market acceptance and success of PCT’s business model and growth strategy;
• the success or profitability of PCT’s offtake arrangements;
• the ability to source feedstock with a high polypropylene content at a reasonable cost;
• PCT’s future capital requirements and sources and uses of cash;
• developments and projections relating to PCT’s competitors and industry;
• the outcome of any legal or regulatory proceedings to which PCT is, or may become, a party including the securities class action case;
• geopolitical risk and changes in applicable laws or regulations;
• the possibility that PCT may be adversely affected by other economic, business, and/or competitive factors, including rising interest rates, availability of capital, economic cycles, and other macro-economic impacts;
• turnover or increases in employees and employee-related costs;
• changes in the prices and availability of labor (including labor shortages), transportation and materials, including significant inflation, supply chain conditions and its related impact on energy and raw materials, and PCT’s ability to obtain them in a timely and cost-effective manner;
• any business disruptions due to political or economic instability, pandemics, armed hostilities (including the ongoing conflict between Russia and Ukraine and the current situation in Israel);
• the potential impact of climate change on PCT, including physical and transition risks, higher regulatory and compliance costs, reputational risks, and availability of capital on attractive terms; and operational risk.